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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    FORM 8-K

                                  CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  May 10, 2001 (May 8, 2001)




                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (IRS Employer
Incorporation)                        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

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                              WESTERN RESOURCES, INC.

Item 5. Other Events

         On May 8, 2001, the Kansas Corporation Commission issued an order initiating an investigation into the proposed separation of the electric utility business of Western Resources, Inc. (Western Resources) from Western Resources' unregulated businesses and other aspects of Western Resources' unregulated businesses. On May 9, 2001, Western Resources issued a press release responding to the Commission's action.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Press release issued by the Company dated May 9, 2001

         Exhibit 99.2 - Press release issued by the Kansas Corporation
                        Commission dated May 8, 2001

         Exhibit 99.3 - Order of the Kansas Corporation Commission dated
                        May 8, 2001

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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Western Resources, Inc.




Date May 10, 2001                  By      /s/ James A. Martin
    -----------------                ----------------------------------
                                        James A. Martin, Senior Vice
                                          President and Treasurer

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                              EXHIBIT INDEX

Exhibit Number                          Description of Exhibit

    99.1                                Press release issued by the
                                        Company dated May 9, 2001

    99.2 Press release issued by the Kansas Corporation Commission dated May 8, 2001

    99.3                                Order of the Kansas Corporation
                                        Commission dated May 8, 2001